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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 28, 1999

                           -------------------------


                               Purina Mills, Inc.

             (Exact name of registrant as specified in its charter)


        DELAWARE                       33-66606                43-1359249
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation                 File Number)          Identification No.)

1401 S. Hanley Road, St. Louis, Missouri                         63144
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:         (314) 768-4100
                              -------------------



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   (Former name, former address and former fiscal year, if changed since last report)
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ITEM 3. BANKRUPTCY OF RECEIVERSHIP


         On October 28, 1999 Purina Mills, Inc. ("PMI") and certain of its subsidiaries filed voluntary petitions under chapter 11 of the United States Bankruptcy code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (Case No. 99-3938 (SLR)). No trustee, examiner with extended powers, receiver, fiscal agent or similar officer has been appointed with respect to PMI and such subsidiaries, which continue to operate their businesses and manage their assets as debtors in possession pursuant to Sections 1107 and 1108 of the Bankruptcy Code.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  NOT APPLICABLE

(b) PRO FORMA FINANCIAL INFORMATION.

                  NOT APPLICABLE

(c) EXHIBITS.

         Exhibit No.         Exhibit Description

            99.1           Press Release issued October 28, 1999


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Purina Mills, Inc.


Date: October 28, 1999                By: /s/ Del G. Meinz
                                      -----------------------
                                      Name: Del G. Meinz
                                      Title: Vice President, Treasurer
                                             and Controller

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                                 EXHIBIT INDEX


Exhibit No.             Exhibit Description

   99.1                   Press Release issued October 28, 1999